SEMIANNUAL REPORT November 30, 2001

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MUNICIPAL CLOSED-END
EXCHANGE-TRADED FUNDS



Dependable, tax-free income to help you keep more of what you earn.

Select maturities
NIM




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Invest well.
Look ahead.
LEAVE YOUR  MARK.SM


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


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

Dear
  Shareholder

In the aftermath of September 11, the financial markets have reacted with volatility and uncertainty as investors attempt to better understand how the U.S. and world economies are likely to perform in the months ahead. It's too soon to tell what the long-term impact will be on the markets or your Fund, but one thing that is increasingly clear to us is that a diversified portfolio that includes high quality municipal bonds can leave you well positioned to reduce overall investment volatility.

For example, during the period covered by this report, all of these Nuveen Funds continued to meet their primary objectives of providing attractive monthly income from a portfolio of high quality municipal bonds. Detailed information on your Fund's performance can be found in the Portfolio Manager's Comments and Performance Overview sections of this report. I urge you to take the time to read them.

In addition to providing you with steady tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In turbulent times like these, prudent investors



[PHOTO: Timothy R. Schwertfeger]

Timothy R. Schwertfeger
Chairman of the Board


Sidebar Text:
"A diversified portfolio can leave you well positioned to reduce overall investment risk."

Sidebar Text:
"Today, perhaps more than ever, investors have the ability to make a lasting impact on their families and their world for generations to come."


understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth and establish a lasting legacy. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you invest well and leave your mark for future generations. We thank you for continuing to choose Nuveen Investments as your partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

January 15, 2002

Nuveen Select Maturities Municipal Fund (NIM)

Portfolio Manager's
               Comments


Portfolio manager Steve Krupa reviews economic and market conditions, key strategies, and the recent performance of the Nuveen Select Maturities Municipal Fund (NIM). Steve, who has 22 years of experience as an investment professional at Nuveen, has managed NIM since August 2000.


WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?
The two major forces at work during the twelve months ended November 30, 2001, were the continued slowdown in economic growth and the Federal Reserve's aggressive approach to easing short-term interest rates. While these two factors had an impact over the entire period covered in this report, the events of September 11, 2001, and its aftermath also had a profound effect on the economy and the markets.

In January 2001, the Fed embarked on a series of rate cuts designed to stimulate the sluggish U.S. economy. During the first eleven months of 2001, the Fed announced ten reductions totaling 450 basis points. (On December 11, 2001, following the end of the period covered in this report, the Fed cut the target rate by an additional 25 basis points, bringing the federal funds rate to 1.75%, its lowest level since 1961.) The consensus among market observers is that the Fed could decide to cut rates yet again if signs of a significant economic slowdown continue.

However, 2000 and 2001 represent one of the best two-year periods for total returns in the municipal bond markets since the late 1980s. The Fed's interest rate cuts created favorable conditions for both new municipal issuance and refundings, which together totaled $252.1 billion nationwide during the first eleven months of 2001, an increase of almost 37% over January-November 2000. On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income, quality, and an alternative to a volatile stock market. Institutional investors also have been active buyers in the new issue market. In general, improved supply and strong demand helped to keep municipal bond prices higher than they were twelve months ago, while municipal yields have been correspondingly lower. Nevertheless, we believe the municipal market continues to represent good value.

HOW DID NIM PERFORM OVER THE PAST TWELVE MONTHS?
For the year ended November 30, 2001, the Nuveen Select Maturities Municipal Fund produced a total annual return on net asset value (NAV) as shown in the accompanying table. The annual returns for the Lehman Brothers 7-Year Municipal Bond Index1 and relevant Lipper Peer Group2 are also presented.



                                 TOTAL RETURN            LEHMAN      LIPPER
                MARKET YIELD           ON NAV     TOTAL RETURN1    AVERAGE2
---------------------------------------------------------------------------
                                       1 YEAR            1 YEAR      1 YEAR
                        TAXABLE-        ENDED             ENDED       ENDED
          11/30/01   EQUIVALENT3     11/30/01          11/30/01    11/30/01
---------------------------------------------------------------------------
NIM          5.64%         8.12%        2.73%             8.13%       6.91%
---------------------------------------------------------------------------

Past performance is not predictive of future results.
For additional information, see the Performance Overview page in this report.


Over the past twelve months, the Fed's change in interest rate policy from tightening to easing, combined with favorable market technicals, created a generally positive total return environment for municipal bonds. NIM's participation in the market's gains is reflected in the total return on NAV listed in the previous table. In a market characterized by rising bond values and falling yields, funds with shorter durations4 would typically be expected to underperform the market, as represented by the Lehman 7-Year Municipal Bond Index. As of November 30, 2001, the duration of NIM was 4.66, compared with 5.34 for the unleveraged Lehman index.





1 NIM's' performance is compared with that of the Lehman Brothers 7-Year Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds with maturities ranging from six to eight years. Results for the Lehman index do not reflect any expenses.

2 NIM's total return is compared with the average annualized return of the 12 funds in the Lipper General and Insured (Unleveraged) Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30.5%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements.

While duration was one primary driver of total return over the past twelve months, NIM's performance also was influenced by its structure and several individual holdings. For example, the Fund was impacted by credit-related concerns involving two holdings in the utilities and multifamily housing sectors, which will be discussed in more detail later.

HOW DID THE MARKET ENVIRONMENT AFFECT NIM'S DIVIDEND AND SHARE PRICE?
Over the past twelve months, excellent levels of call protection helped to protect the income stream of NIM. As of November 30, 2001, the Fund had provided shareholders with 47 consecutive months of steady or increasing dividends. In coming months, NIM's dividend will continue to be influenced by the Fund's bond call exposure, especially if refundings increase as the result of lower interest rates.

Over the past year, as the stock market remained volatile and the bond market continued to perform well, many investors turned to tax-free fixed-income investments as a way to add balance to their portfolios and reduce overall risk. As a result, the share price of NIM improved (see the chart on the Performance Overview page), causing the Fund's discount (share price below NAV) to move to a premium (share price above NAV) over the past twelve months.

WHAT KEY STRATEGIES WERE USED TO MANAGE NIM DURING THE YEAR ENDED NOVEMBER 30, 2001?
During the past twelve months, the Nuveen Select Maturities Municipal Fund continued to provide shareholders with attractive, dependable tax-free monthly income generated by a diversified portfolio of quality municipal investments geared to investors seeking an intermediate-term risk profile.

In purchasing bonds over this period, we focused on attractive credits with the potential to support NIM's long-term dividend-payment capabilities and enhance its value and diversification. Among the sectors where we found value were those regarded as providers of essential services, particularly healthcare. We added several quality hospital issues, including Detroit Medical Center, Silver Cross Hospital and Medical Centers in Illinois, and Maryland University Medical System. As of November 30, 2001, healthcare was the largest sector weighting in NIM, accounting for 24% of the Fund's portfolio, up from 13% a year ago.

As mentioned earlier, NIM's total return performance over the past twelve months was also influenced by credit issues involving two of the Fund's holdings. The first was Erie County (New York) Industrial Development Agency bonds issued for CanFibre of Lackawanna. This project, which was adversely affected by the bankruptcy filing of the general contractor, is currently operating and functioning as designed. We continue to monitor the project very closely and are working diligently to achieve a resolution that will maximize shareholder value. NIM also continued to hold bonds issued for the Keystone at Fall Creek Apartments project in Indianapolis, Indiana. This multifamily housing project is now in default and has fallen behind in interest payments. Nuveen is actively pursuing a resolution to this situation that we believe will best serve the interests of shareholders.

NIM also had some exposure to issues and sectors affected by the events of September 11, 2001, including bonds issued for projects involving United Airlines. Although these bonds experienced a decline immediately after the terrorist attacks, their valuations have since improved. While Standard & Poor's placed major air carriers and North American airports on credit watch following September 11, Moody's current median rating for airports is A2, which is solidly investment grade. In addition, the federal government's commitment to the air transportation sector was demonstrated by the approval of a $15 billion airline aid package of grants and loan guarantees. Overall, airline traffic appears to be improving, and we continue to be positive about the long-term prospects.

As of November 30, 2001, NIM had a 55% allocation of bonds rated AAA/U.S. guaranteed and AA, providing a strong base for building and maintaining shareholder value.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND NIM IN PARTICULAR? In general, our outlook for the fixed-income markets ver the next twelve months remains positive. While the long-term economic effects of September 11, 2001, are still to be determined, we believe the U.S. economy is headed for a recovery, but one characterized by a slower pace of growth, with inflation and interest rates remaining low over the near term. We expect new municipal issuance to remain at current strong levels, with annual totals for municipal issuance in 2001 now anticipated to be the largest since 1998. In 2002, declining tax revenues could cause many states and municipalities to access the debt markets to finance budget deficits. At the same time, demand for tax-exempt municipal bonds is expected to remain strong, as investors continue to look for ways to rebalance their portfolios and reduce risk.

The federal government's recent decision to discontinue the 30-year Treasury bond removed one of the pricing benchmarks for the municipal market, which could result in some pricing uncertainty and create additional opportunities for Nuveen to add value to the portfolio. Overall, we continue to watch the fixed-income markets carefully, especially those sectors that were directly impacted by the events of September 11 or that would be affected by any further deceleration in the economy. We believe that NIM is currently well diversified and well positioned for the market environment ahead, and we will continue to respond to events as appropriate.

In September 2002, NIM will reach its 10-year anniversary, a point in the bond market cycle typically associated with increased bond calls. In 2002 and 2003, NIM could see calls of up to 14% and 17%, respectively, of its portfolio. The number of actual calls will depend largely on market interest rates over this time. Given the current level of rates, our approach has been to hold higher-yielding bonds as long as possible to support the Fund's dividend, while we look for attractive replacement opportunities. In general, we believe our call exposure over the next two years is manageable, and we foresee no problems in working through it.

Over the next six months, we plan to remain focused on the strategies that add value for our shareholders, provide support for NIM's dividend, and fully utilize Nuveen's experience and research expertise to adjust to any shifts in market conditions. Strong issuance could present us with a number of opportunities to implement such strategies. Overall, we believe NIM will continue to play an important role in investors' financial programs, providing balance and diversification, dependable tax-free income, quality investments, and a measure of security in uncertain times such as these.

Nuveen Select Maturities Municipal Fund

Performance
   OVERVIEW As of November 30, 2001


Credit Quality
[pie chart]
AAA/U.S. Guaranteed                 38%
AA                                  17%
A                                   19%
BBB                                 10%
NR                                  11%
Other                                5%



PORTFOLIO STATISTICS
Share Price                                 $11.18
--------------------------------------------------
Net Asset Value                             $10.91
--------------------------------------------------
Market Yield                                 5.64%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.12%
--------------------------------------------------
Fund Net Assets ($000)                    $135,198
--------------------------------------------------
Average Effective Maturity (Years)           11.98
--------------------------------------------------
Average Duration                              4.66
--------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 9/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        18.28%         2.73%
--------------------------------------------------
5-Year                         6.54%         4.11%
--------------------------------------------------
Since Inception                5.16%         5.38%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Healthcare                                     24%
--------------------------------------------------
Utilities                                      20%
--------------------------------------------------
U.S.Guaranteed                                 13%
--------------------------------------------------
Housing/Multifamily                             8%
--------------------------------------------------
Long-Term Care                                  6%
--------------------------------------------------


2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE

[BAR CHART]
Dec               0.0525
Jan               0.0525
Feb               0.0525
Mar               0.0525
Apr               0.0525
May               0.0525
Jun               0.0525
Jul               0.0525
Aug               0.0525
Sep               0.0525
Oct               0.0525
Nov               0.0525



SHARE PRICE PERFORMANCE

[LINE CHART]

12/1/00           9.94
                  10
                  10.06
                  10.56
                  10.5
                  10.88
                  10.88
                  11.31
                  11
                  11.06
                  11.14
                  10.92
                  11
                  11.04
                  11.08
                  11
                  10.8
                  11.15
                  10.84
                  10.66
                  10.8
                  10.72
                  11.05
                  11.15
                  11.04
                  10.89
                  10.9
                  11.06
                  11.13
                  11.03
                  11.19
                  11.17
                  11.16
                  11.19
                  11.01
                  11.1
                  11.44
                  11.51
                  11.3
                  11.35
                  11.4
                  11.36
                  10.91
                  11.05
                  11.04
                  11.11
                  11.09
                  11.15
                  11.46
                  11.76
                  11.31
                  11.31
11/30/01          11.18

Weekly Closing Price

Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%.

Shareholder
       MEETING REPORT

The Shareholder Meeting was held August 1, 2001 in Chicago at Nuveen's headquarters.

                                                                          NIM
--------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                          Common
                                                                          Shares
================================================================================
Robert P. Bremner
   For                                                                10,838,850
   Withhold                                                               60,428
--------------------------------------------------------------------------------
   Total                                                              10,899,278
================================================================================
Lawrence H. Brown
   For                                                                10,840,800
   Withhold                                                               58,478
--------------------------------------------------------------------------------
   Total                                                              10,899,278
================================================================================
Anne E. Impellizzeri
   For                                                                10,836,300
   Withhold                                                               62,978
--------------------------------------------------------------------------------
   Total                                                              10,899,278
================================================================================
Peter R. Sawers
   For                                                                10,840,800
   Withhold                                                               58,478
--------------------------------------------------------------------------------
   Total                                                              10,899,278
================================================================================
Judith M. Stockdale
   For                                                                10,835,134
   Withhold                                                               64,144
--------------------------------------------------------------------------------
   Total                                                              10,899,278
================================================================================
William J. Schneider
   For                                                                10,839,350
   Withhold                                                               59,928
--------------------------------------------------------------------------------
   Total                                                              10,899,278
================================================================================
Timothy R. Schwertfeger
   For                                                                10,839,350
   Withhold                                                               59,928
--------------------------------------------------------------------------------
   Total                                                              10,899,278
================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                                                10,815,823
   Against                                                                45,619
   Abstain                                                                37,836
--------------------------------------------------------------------------------
   Total                                                              10,899,278
================================================================================


                            Nuveen Select Maturities Municipal Fund (NIM)

                            Portfolio of
                                       INVESTMENTS November 30, 2001 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS* RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 6.1%

$       2,470   Arizona Educational Loan Marketing Corporation, Educational              9/02 at 101       Aa2            $2,538,543
                 Loan Revenue Bonds, 6.375%, 9/01/05
                 (Alternative Minimum Tax)

        4,090   Industrial Development Authority of the City of Phoenix,             4/08 at 101 1/2       AAA             4,519,205
                 Arizona, Statewide Single Family Mortgage Revenue Bonds,
                 1998 Series C, 6.650%, 10/01/29 (Alternative Minimum Tax)

        1,185   Industrial Development Authority of the City of Winslow,                No Opt. Call       N/R             1,133,761
                 Arizona, Hospital Revenue Bonds (Winslow Memorial
                 Hospital Project), Series 1998, 5.750%, 6/01/08


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.6%

          770   Arkansas Student Loan Authority, Student Loan Revenue Bonds,            12/01 at 102         A               786,817
                 Series 1992A-2 (Subordinate), 6.750%,
                 6/01/06 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 1.4%

        1,905   City of Los Angeles, California, Multifamily Housing Revenue             7/11 at 102       AAA             1,914,411
                 Bonds (GNMA Mortgage-Backed Securities Program - Park Plaza
                 West Senior Apartments Project), Series 2001B, 5.300%, 1/20/21


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 4.1%

        1,000   Denver Health and Hospital Authority, Colorado, Healthcare              12/11 at 100      BBB+             1,011,240
                 Revenue Bonds, Series 2001A, 6.000%, 12/01/23

          478   El Paso County, Colorado, Tax-Exempt Single Family Mortgage             No Opt. Call       Aaa               513,919
                 Revenue Refunding Bonds, Series 1992A
                 (Class A-2), 8.750%, 6/01/11

        1,000   Summit County, Colorado, Sports Facilities Refunding Revenue            No Opt. Call      BBB+             1,143,550
                 Bonds (Keystone Resorts Management, Inc.
                 Project), Series 1990, 7.750%, 9/01/06

        2,845   University of Colorado Hospital Authority, Hospital Revenue             11/11 at 100        A3             2,826,337
                Bonds, Series 2001A, 5.600%, 11/15/21


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 4.1%

                District of Columbia, Washington, D.C., General Obligation
                Refunding Bonds, Series 1993A:
          900    6.000%, 6/01/07                                                        No Opt. Call       AAA             1,002,447
        4,105    6.000%, 6/01/07                                                        No Opt. Call       AAA             4,531,427


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.7%

        3,500   Hillsborough County Industrial Development Authority, Florida,           5/02 at 103        A1             3,666,950
                 Pollution Control Revenue Refunding Bonds (Tampa Electric
                 Company Project), Series 1992, 8.000%, 5/01/22


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 7.2%

          405   Urban Residential Finance Authority of the City of Atlanta,             No Opt. Call    N/R***               429,887
                 Georgia, Revenue Bonds (Landrum Arms Project),
                 Series 1994, 6.750%, 7/01/04

        5,755   Development Authority of Burke County, Georgia, Pollution                1/03 at 103       AAA             6,289,985
                 Control Revenue Bonds (Oglethorpe Power Corporation -
                 Vogtle Project), Series 1992, 8.000%, 1/01/15
                 (Pre-refunded to 1/01/03)

        2,540   Municipal Electric Authority of Georgia, General Power                  No Opt. Call       AAA             2,964,409
                 Revenue Bonds, Series 1992B, 7.500%, 1/01/07


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 11.3%

        2,245   Chicago Metropolitan Housing Development Corporation,                    7/03 at 100       AAA             2,263,252
                 Illinois, Housing Development Revenue Refunding Bonds
                 (FHA-Insured Mortgage Loan - Section 8 Assisted Project),
                 Series 1993B, 5.700%, 1/01/13

        3,500   City of Chicago, Illinois, Chicago O'Hare International Airport,        No Opt. Call        B2             2,143,575
                 Special Facility Revenue Bonds (United Air Lines, Inc. Project),
                 Series 2001A, 6.375%, 11/01/35 (Alternative Minimum Tax)
                 (Mandatory put 5/01/13)

          215   City of Danville, Vermilion County, Illinois, Single Family             11/03 at 102        A1               222,583
                 Mortgage Revenue Refunding Bonds,
                 Series 1993, 7.300%, 11/01/10

   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS* RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS (continued)

$       5,000   Illinois Development Finance Authority, Revenue Bonds (Greek             4/11 at 105       Aaa            $6,007,150
                 American Nursing Home Project), Series
                 2000A, 7.600%, 4/20/40

        1,915   Illinois Development Finance Authority, Child Care Facility              9/02 at 102       N/R             1,977,448
                 Revenue Bonds (Illinois Facilities Fund
                 Project), Series 1992, 7.400%, 9/01/04

        1,000   Illinois Health Facilities Authority, Revenue Refunding Bonds            8/09 at 101        A-               965,360
                 (Silver Cross Hospital and Medical Centers),
                 Series 1999, 5.500%, 8/15/19

        1,555   Illinois Housing Development Authority, Section 8 Elderly               11/02 at 102         A             1,608,772
                 Housing Revenue Bonds (Skyline Towers Apartments),
                 Series 1992B, 6.625%, 11/01/07

          245   City of Rock Island, Illinois, Residential Mortgage Revenue              9/02 at 102       Aa2               252,039
                 Refunding Bonds, Series 1992, 7.700%,9/01/08


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.5%

          410   Hospital Authority of Elkhart County, Indiana, Hospital Revenue          7/02 at 102        A1               428,044
                 Bonds (Elkhart General Hospital, Inc.), Series 1992,
                 7.000%, 7/01/08

        1,000   Indianapolis Local Public Improvement Bond Bank, Indiana,               No Opt. Call        AA             1,120,120
                 Series 1992D Bonds, 6.600%, 2/01/07

        2,100   Indianapolis Local Public Improvement Bond Bank, Indiana,                7/03 at 102    Aa2***             2,256,492
                 Transportation Revenue Bonds, Series 1992,
                 6.000%, 7/01/10 (Pre-refunded to 7/01/03)

        3,435   City of Indianapolis, Indiana, Multifamily Housing First Mortgage        5/09 at 102       N/R               893,100
                 Revenue Bonds (Keystone at Fall Creek Apartments), Series
                 1999A, 6.400%, 5/01/19 (Alternative Minimum Tax)#


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 2.6%

        3,500   Wichita, Kansas, Hospital Revenue Refunding and Improvement             11/11 at 101        A+             3,501,330
                 Bonds (Via Christi Health System), 2001 Series III,
                 5.500%, 11/15/21


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 4.6%

        2,000   Anne Arundel County, Maryland, Multifamily Housing Revenue              No Opt. Call      BBB-             2,084,940
                 Bonds (Woodside Apartments Project), Series 1994, 7.450%,
                 12/01/24 (Alternative Minimum Tax) (Mandatory put 12/01/03)

        4,000   Maryland Health and Higher Educational Facilities Authority,             7/11 at 100         A             4,144,360
                 Revenue Bonds (University of Maryland Medical System),
                 Series 2001, 5.750%, 7/01/21 (WI, settling 12/05/01)


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 2.0%

        2,728   Michigan State Hospital Finance Authority, Detroit Medical              No Opt. Call      Baa2             2,758,415
                 Center Collateralized Loan, Series 2001, 7.360%, 4/01/07


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.8%

        1,000   White Earth Band of Chippewa Indians, Minnesota, Revenue                No Opt. Call         A             1,101,600
                 Bonds, Series 2000A, 7.000%, 12/01/11


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 2.9%

        5,500   Energy America, Nebraska, Natural Gas Revenue Bonds,                    No Opt. Call       N/R             3,855,940
                 1998 Series A, 5.700%, 7/01/08


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 7.2%

        5,000   Industrial Development Agency, Erie County, New York,                   12/10 at 103       N/R             2,050,000
                 Solid Waste Disposal Facility Revenue Bonds
                 (1998 CanFibre of Lackawanna Project), 8.875%,
                 12/01/13 (Alternative Minimum Tax)#

        3,000   New York Housing Corporation, Senior Revenue Refunding                  11/03 at 102       AAA             3,049,980
                 Bonds, Series 1993, 5.500%, 11/01/20

        1,870   New York State Medical Care Facilities Finance Agency,                   2/06 at 102       AA+             2,023,789
                 FHA-Insured Mortgage Hospital and Nursing Home
                 Revenue Bonds, 1995 Series C, 6.100%, 8/15/15

        2,130   City of Niagara Falls, Niagara County, New York, Water                  No Opt. Call       AAA             2,630,657
                 Treatment Plant Bonds (Serial), Series 1994,
                 8.500%, 11/01/07 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.1%

        1,480   North Carolina Medical Care Commission, Hospital Revenue                12/08 at 101       AA-             1,436,296
                 Bonds (Pitt County Memorial Hospital), Series 1998A,
                 5.000%, 12/01/18


                    Nuveen Select Maturities Municipal Fund (NIM) (continued)
                           Portfolio of INVESTMENTS November 30, 2001 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS* RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 7.4%

$       2,000   Akron, Bath and Copley Joint Township Hospital District,                11/02 at 102      Baa1            $2,065,380
                 Ohio, Hospital Facilities Revenue Bonds (Summa
                 Health System Project), Series 1992, 6.250%, 11/15/07

        4,500   Hamilton County, Ohio, Hospital Facilities Revenue                      No Opt. Call      A***             4,905,630
                 Refunding Bonds (Bethesda Hospital, Inc.), Series
                 1992A, 6.250%, 1/01/06

        1,970   Ohio Water Development Authority, Revenue Bonds (USA                     3/02 at 102       N/R             2,022,264
                 Waste Services), Series 1992, 7.750%, 9/01/07
                 (Alternative Minimum Tax)

        1,000   City of Oxford, Ohio, Water Supply System Mortgage Revenue              12/02 at 102       AAA             1,048,650
                 Refunding Bonds, Series 1992, 6.000%, 12/01/14


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 3.0%

        4,500   Trustees of the Tulsa Municipal Airport Trust, Oklahoma,                No Opt. Call        BB             4,022,280
                 Revenue Bonds, Refunding Series 2000B, 6.000%, 6/01/35
                 (Alternative Minimum Tax) (Mandatory put 12/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 4.3%

        3,800   Pennsylvania Higher Education Assistance Agency, Student                 1/03 at 102       AAA             3,899,256
                 Loan Revenue Bonds, 1988 Series D, 6.050%,
                 1/01/19 (Alternative Minimum Tax)

        1,620   Pennsylvania Higher Educational Facilities Authority, College           No Opt. Call       Aaa             1,951,695
                 and University Revenue Bonds, 9th Series, 7.625%, 7/01/15


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 0.2%

          215   Rhode Island Housing and Mortgage Finance Corporation,                   4/02 at 102       AA+               217,247
                 Homeownership Opportunity Bonds, Series 7,
                 6.500%, 4/01/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.8%

        2,400   South Carolina Jobs and Economic Development Authority,                  8/11 at 100        AA             2,375,520
                 Hospital Revenue Bonds (Georgetown Memorial
                 Hospital), Series 2001, 5.250%, 2/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 5.9%

          525   Mental Health and Mental Retardation Center, Austin-Travis               3/05 at 101       AAA               574,539
                 County, Texas, Revenue Bonds (MHMR Facilities
                 Acquisition Program), Series 1995-A, 6.500%, 3/01/15

          475   Property Finance Authority, Inc., City of Galveston, Texas,              3/02 at 103        A3               491,084
                 Single Family Mortgage Revenue Bonds, Series
                 1991A, 8.500%, 9/01/11

          915   Mental Health and Mental Retardation Center, Texas, Revenue              3/05 at 101       AAA             1,001,339
                 Bonds (MHMR Center Facilities Acquisition Program),
                 Series 1995A-E, 6.500%, 3/01/15

        3,500   Navigation District No. 1 of Matagorda County, Texas, Pollution         No Opt. Call      BBB+             3,490,865
                 Control Revenue Bonds (Central Power and Light Company),
                 Refunding Series 2001A, 4.550%, 11/01/29
                 (Optional put 11/01/06)

          900   Health Facilities Development Corporation, Tom Green County,            No Opt. Call      Baa3               923,274
                 Texas, Hospital Revenue Bonds (Shannon Health
                 System Project), Series 2001, 5.600%, 5/15/06

          700   Health Facilities Development Corporation, Travis County, Texas,        11/03 at 102       Aaa               749,770
                 Hospital Revenue Bonds (Daughters of Charity National
                 Health System - Daughters of Charity Health Services
                 of Austin), Series 1993B, 5.900%, 11/15/07

          715   Mental Health and Mental Retardation Services, Tri-County,               3/05 at 101       AAA               782,467
                 Texas, Revenue Bonds (MHMR Center Facilities Acquisition
                 Program), Series 1995-E, 6.500%, 3/01/15


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.5%

        2,055   Davis County, City of Bountiful, Utah, Hospital Revenue                 No Opt. Call       N/R             2,027,093
                 Refunding Bonds (South Davis Community Hospital
                 Project), Series 1998, 6.000%, 12/15/10


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.6%

        2,000   Hampton Redevelopment and Housing Authority, Virginia,                   7/02 at 104      A-1+             2,117,840
                 Multifamily Housing Revenue Refunding Bonds (Chase
                 Hampton II Apartments), Series 1994, 7.000%, 7/01/24
                 (Mandatory put 7/01/04)

   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS* RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WASHINGTON - 8.1%

                Washington Public Power Supply System, Nuclear Project
                No. 1 Refunding Revenue Bonds, Series 1993A:
$       1,500    7.000%, 7/01/07                                                        No Opt. Call       Aa1            $1,716,342
        3,000    7.000%, 7/01/08                                                        No Opt. Call       Aa1             3,464,820
        7,000   Washington Public Power Supply System, Nuclear Project                  No Opt. Call       Aa1             5,876,850
                 No. 3 Refunding Revenue Bonds, Series 1990B,
                 0.000%, 7/01/06


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 3.5%

        3,500   Wisconsin Health and Educational Facilities Authority,                   2/03 at 102       AAA             3,689,490
                 Revenue Bonds (Sisters of the Sorrowful Mother
                 Ministry Corporation), Series 1993A, 6.125%, 8/15/13

        1,000   Wisconsin Health and Educational Facilities Authority,                   7/11 at 100        A-             1,023,720
                 Revenue Bonds (Agnesian Healthcare, Inc.), Series
                 2001, 6.000%, 7/01/21
------------------------------------------------------------------------------------------------------------------------------------
$     137,566   Total Investments (cost $137,910,196) - 99.5%                                                            134,485,545
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.5%                                                                         712,477
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $135,198,022
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    # Non-income producing security, in the case of a bond, generally denotes that issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

Statement of
      NET ASSETS November 30, 2001 (Unaudited)


---------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                                   $134,485,545
Cash                                                                                      2,961,570
Receivables:
   Interest                                                                               2,620,005
   Investments sold                                                                          49,722
Other assets                                                                                  8,345
---------------------------------------------------------------------------------------------------
      Total assets                                                                      140,125,187
---------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                                         4,191,882
Accrued expenses:
   Management fees                                                                           56,544
   Other                                                                                     28,444
Dividends payable                                                                           650,295
---------------------------------------------------------------------------------------------------
      Total liabilities                                                                   4,927,165
---------------------------------------------------------------------------------------------------
Net assets                                                                             $135,198,022
===================================================================================================
Shares outstanding                                                                       12,386,576
===================================================================================================
Net asset value per share outstanding (net assets divided by shares outstanding)       $      10.91
===================================================================================================


                                 See accompanying notes to financial statements.


Statement of
    OPERATIONS Six Months Ended November 30, 2001 (Unaudited)

----------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                  $ 4,288,685
----------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                        347,675
Shareholders' servicing agent fees and expenses                                          6,853
Custodian's fees and expenses                                                           22,456
Trustees' fees and expenses                                                                813
Professional fees                                                                        6,756
Shareholders' reports - printing and mailing expenses                                   21,675
Stock exchange listing fees                                                             14,138
Investor relations expense                                                              14,924
Other expenses                                                                           5,065
----------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                             440,355
   Custodian fee credit                                                                 (5,366)
----------------------------------------------------------------------------------------------
Net expenses                                                                           434,989
----------------------------------------------------------------------------------------------
Net investment income                                                                3,853,696
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investment transactions                                          62,840
Change in net unrealized appreciation (depreciation) of investments                 (3,687,388)
----------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                    (3,624,548)
----------------------------------------------------------------------------------------------
Net increase in net assets from operations                                         $   229,148
==============================================================================================


                                 See accompanying notes to financial statements.


Statement of
    CHANGES IN NET ASSETS (Unaudited)
                                                                                SIX MONTHS ENDED          YEAR ENDED
                                                                                        11/30/01             5/31/01
--------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                $ 3,853,696         $ 7,734,751
Net realized gain from investment transactions                                            62,840             308,404
Change in net unrealized appreciation (depreciation) of investments                   (3,687,388)            412,312
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                               229,148           8,455,467
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income                                              (3,900,555)         (7,799,896)
From accumulated net realized gains from investment transactions                              --                  --
--------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                             (3,900,555)         (7,799,896)
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                                          65,310                  --
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                 (3,606,097)            655,571
Net assets at the beginning of period                                                138,804,119         138,148,548
--------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                     $135,198,022        $138,804,119
====================================================================================================================
Balance of undistributed net investment income at the end of period                   $  149,223           $ 113,183
====================================================================================================================


                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS (Unaudited)


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Fund covered in this report and its corresponding New York Stock Exchange symbol is Nuveen Select Maturities Municipal Fund (NIM) (the "Fund").

The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital by investing in a diversified, investment-grade quality portfolio of municipal obligations with intermediate characteristics having an initial average effective maturity of approximately ten years. In assembling and managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets that, in the opinion of the Fund's investment adviser, represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Fund's investment adviser, Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, will actively monitor the effective maturities of the Fund's investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity for the Fund's portfolio of twelve years or less.

The Fund is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Fund may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 2001, the Fund had an outstanding when-issued purchase commitment of $4,191,882.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities for financial reporting purposes.

Federal Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 2001.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Change in Accounting Policy
As required, effective June 1, 2001, the Fund has adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. Prior to June 1, 2001, the Fund did not accrete taxable market discounts on debt securities until they were sold. The cumulative effect of this accounting change had no impact on the total net assets or the net asset value of the Fund, but resulted in an increase in the cost of securities and a corresponding increase in unrealized depreciation of $82,899, based on securities held by the Fund on June 1, 2001.

The effect of this change for the six months ended November 30, 2001, was to increase net investment income with a corresponding increase in net unrealized depreciation by $6,026.

The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

2. FUND SHARES
During the six months ended November 30, 2001, 5,790 shares were issued to shareholders due to reinvestment of distributions. There were no such transactions during the fiscal year ended May 31, 2001.

3. DISTRIBUTIONS TO SHAREHOLDERS
The Fund declared a dividend distribution of $.0510 per share from its tax-exempt net investment income which was paid on December 28, 2001, to shareholders of record on December 15, 2001.

At the same time, the Fund also declared an ordinary taxable income distribution of $.0283 per share.

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in intermediate-term municipal securities for the six months ended November 30, 2001, aggregated $35,091,424 and $38,768,191, respectively.

At November 30, 2001, the cost of investments owned for federal income tax purposes was $138,112,326.

5. UNREALIZED APPRECIATION (DEPRECIATION)
At November 30, 2001, net unrealized depreciation of investments for federal income tax purposes aggregated $3,626,781 of which $5,873,858 related to appreciated securities and $9,500,639 related to depreciated securities.

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows:



AVERAGE DAILY NET ASSETS                                         MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .5000 of 1%
For the next $125 million                                            .4875 of 1
For the next $250 million                                            .4750 of 1
For the next $500 million                                            .4625 of 1
For the next $1 billion                                              .4500 of 1
For net assets over $2 billion                                       .4375 of 1
===============================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

7. COMPOSITION OF NET ASSETS
At November 30, 2001, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:


--------------------------------------------------------------------------------
Common shares, $.01 par value per share                             $   123,866
Paid-in surplus                                                     138,223,807
Undistributed net investment income                                     149,223
Accumulated net realized gain from investment transactions              125,777
Net unrealized appreciation (depreciation) of investments            (3,424,651)
-------------------------------------------------------------------------------
Net assets                                                         $135,198,022
===============================================================================



8. INVESTMENT COMPOSITION
At November 30, 2001, the revenue sources by municipal purpose, expressed as a percent of intermediate-term investments, were as follows:


--------------------------------------------------------------------------------
Education and Civic Organizations                                             5%
Healthcare                                                                   24
Housing/Multifamily                                                           8
Housing/Single Family                                                         5
Long-Term Care                                                                6
Tax Obligation/General                                                        5
Tax Obligation/Limited                                                        5
Transportation                                                                5
U.S. Guaranteed                                                              13
Utilities                                                                    20
Other                                                                         4
--------------------------------------------------------------------------------
                                                                            100%
===============================================================================


In addition, 33% of the intermediate-term investments owned by the Fund are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Fund's shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.

              Financial
                 HIGHLIGHTS (Unaudited)

                 Selected data for a share outstanding throughout each period:

                                             Investment Operations                  Less Distributions
                                      ----------------------------------   ----------------------------------

                                                           Net
                                                     Realized/
                        Beginning            Net    Unrealized                    Net                               Ending    Ending
                        Net Asset     Investment    Investment             Investment       Capital              Net Asset    Market
                            Value         Income   Gain (Loss)     Total       Income         Gains     Total        Value     Value
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
    2002(a)                $11.21          $.31         $(.29)      $.02        $(.32)        $ --     $(.32)       $10.91  $11.1800
    2001                    11.16           .62           .06        .68         (.63)          --      (.63)        11.21   10.8700
    2000                    11.84           .63          (.59)       .04         (.62)        (.10)     (.72)        11.16   10.1875
    1999                    11.95           .61          (.07)       .54         (.61)        (.04)     (.65)        11.84   11.5625
    1998                    11.70           .61           .29        .90         (.61)        (.04)     (.65)        11.95   11.4375
    1997                    11.59           .62           .18        .80         (.65)        (.04)     (.69)        11.70   10.7500
====================================================================================================================================


                           Total Returns                                        Ratios/Supplemental Data
                   ----------------------------   ----------------------------------------------------------------------------------
                                                                      Before Credit              After Credit**
                                                             ----------------------------  --------------------------
                                                                             Ratio of Net                Ratio of Net
                                                                Ratio of       Investment     Ratio of     Investment
                                       Based on       Ending Expenses to        Income to  Expenses to      Income to      Portfolio
                        Based on      Net Asset   Net Assets     Average          Average      Average        Average       Turnover
                   Market Value+         Value+       (0.00)  Net Assets       Net Assets   Net Assets     Net Assets           Rate
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
    2002(a)                5.78%           .10%     $135,198       .63%*           5.52%*        .62%*         5.53%*            25%
    2001                  13.15           6.19       138,804       .64             5.50          .61           5.53              35
    2000                  (5.48)           .43       138,149       .61             5.48          .61           5.49               6
    1999                   6.87           4.64       146,630       .63             5.14          .62           5.15              31
    1998                  12.60           7.85       147,842       .65             5.17          .65           5.17              13
    1997                   2.68           6.98       144,775       .64             5.35          .64           5.35              17
====================================================================================================================================


*    Annualized.

**   After custodian fee credit, where applicable.

+ Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in net asset value per share. Total returns are not annualized.

(a)  For the six months ended November 30, 2001.


                                 See accompanying notes to financial statements.


Build Your Wealth
       AUTOMATICALLY

Sidebar Text:
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.
By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.


You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
  INFORMATION

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
JPMorgan Chase Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six months ended November 30, 2001. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
   FOR GENERATIONS

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



[PHOTO: John Nuveen, Sr.]

John Nuveen, Sr.



Invest well.
Look ahead.
LEAVE YOUR MARK.SM

[LOGO: NUVEEN Investments]


Nuveen Investments o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com                                   FSA-1-11-01